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PROSPECTUS
SUPPLEMENT
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SECURITY GROWTH AND INCOME FUND
SECURITY EQUITY FUND
  * EQUITY SERIES             SUPPLEMENT DATED SEPTEMBER 11, 1998
  * GLOBAL SERIES              TO PROSPECTUS DATED APRIL 1, 1998
  * VALUE SERIES
  * SMALL COMPANY SERIES
SECURITY ULTRA FUND

MEMBERS OF THE SECURITY BENEFIT GROUP OF COMPANIES
700 HARRISON, TOPEKA, KANSAS 66636-0001

The following new section is added after the section "PORTFOLIO MANAGEMENT" on page 23:

     PROPOSED SUB-ADVISORY AGREEMENT FOR GLOBAL FUND

        The Board of Directors of Security Equity Fund has approved a new sub-advisory agreement between the Investment Manager and OppenheimerFunds, Inc. ("Oppenheimer") pursuant to which Oppenheimer would provide sub-advisory services to Global Fund. Lexington Management Corporation currently provides sub-advisory services to the Fund. For these services Lexington receives from the Investment Manager an amount equal to 0.50 percent on an annual basis of the average net assets of Global Fund, calculated daily and payable monthly.

        Oppenheimer  is owned by Oppenheimer  Acquisition  Corp., a holding company that is owned in part by senior officers of Oppenheimer and controlled by Massachusetts Mutual Life Insurance Company. Oppenheimer has been providing investment advice since 1959. In addition, Oppenheimer and its subsidiaries currently manage investment companies with assets of more than $95 billion, and more than 3.5 million shareholder accounts.

        The Board of Directors, including a majority of the disinterested directors of Security Equity Fund, approved the agreement at a meeting of the Board held on July 24, 1998. The stockholders will vote on approval of the proposed sub-advisory agreement at a special meeting of stockholders to be held October 28, 1998. If the stockholders approve the new sub-advisory agreement, the existing sub-advisory agreement with Lexington will terminate effective November 2, 1998, and the proposed agreement will be in effect on that date. The terms of the new sub-advisory agreement provide for the Investment Manager (not the Fund) to pay Oppenheimer an annual fee equal to a percentage of the average daily closing value of the combined net assets of Global Fund and another series managed by the Investment Manager, computed on a daily basis as follows: 0.35 percent of the combined average daily net assets up to $300 million, plus 0.30 percent of such assets over $300 million up to $750 million and 0.25 percent of such assets over $750 million.

        See   "Management   of  the  Funds"  in  the  prospectus  for  more
     information about the existing investment advisory agreement.